UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 19, 2007
ACCESS PLANS USA, INC.
(Name of business issuer in its Charter)

OKLAHOMA	001-15667	73-1494382
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
4929 Royal Lane, Suite 200
Irving, Texas 75063
(Address of principal executive offices)
(866) 578-1665
(Issuer’s telephone number)
Former Name:
Precis, Inc.
2040 North Highway 360
Grand Prairie, TX 75050
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of registrant under any of the following provisions (See General Instruction A.2 below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

Access Plans USA, Inc. (the “Company”) announced its results of operations for the completed fiscal quarter ended September 30, 2007. Details of the announcement are contained in the press release of the Company dated November 19, 2007, included in this Current Report on Form 8-K as Exhibit 99.1

Item 9.01	Exhibits Exhibit 99.1: Press Release issued by the Company, dated November 19, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCESS PLANS USA, INC.
By:	/s/ Ian R. Stuart
Ian R. Stuart
Interim President and C.E.O.

Dated: November 20, 2007

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